UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

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☒	Soliciting Material Pursuant to §240.14a-12

ARRIS International plc

(Name of Registrant as Specified in Its Charter)

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Click here to view this message in a browser window. Ruckus Confidential Information — For Internal Distribution Only Hello Ruckus Pack! Well, quite a lot has happened since the last version of OTL. CommScope announced its intention to acquire ARRIS, including Ruckus, and we had our third successive quarter of record results! It never gets boring at Ruckus!!! By now you have all had a chance to digest the CommScope news. We discussed the acquisition quite extensively during our recent All Hands calls and various internal communications. However, I just wanted to give you my high-level perspective one more time. The CommScope announcement changes very little for the Ruckus business in the short-medium term. It truly is business as usual for the foreseeable future. And even after we come together as one company sometime in 1H 2019, I think you heard enough from Eddie Edwards (CEO of CommScope), Bill Krause (Board Member of CommScope), Bruce and me to indicate that Ruckus is likely to retain the brand, product and technology roadmap and go-to-market strategy after the deal closes. Why? Because it is working, and we are being successful in our business, growing 2- 3X the market, taking share, and out-innovating our competitors in our core markets. Just like with the ARRIS acquisition of Ruckus, there is very little overlap between what we do and what CommScope does, except for some customers and partners with who we will be able to cross-sell certain elements of the portfolio and drive incremental revenue. I know questions and concerns will linger for a while about what this all means for you and your specific area of the business. Rest assured, however, once the deal is closed, your leadership team will be at the table working with our new colleagues to ensure we have a plan to grow the ARRIS-Ruckus business, which of course is CommScope’s number one priority! Thanks again for an outstanding Q3. We are now halfway through Q4, and the sprint to the finish line has begun. Please remain focused on the business and meeting your goals. As you will see in this edition of OTL, we are executing extremely well across all functions of the business and in all GEOs with some outstanding success stories around the world. We should all be extremely proud of our accomplishments this year and have high confidence that we have a solid platform to accelerate our business going into 2019 and remain on the path to $1 billion in Ruckus revenue. Cheers, Ian LOOK WHO'S JOINED RUCKUS Check out our most recent list of new hires ! Welcome to the Ruckus Pack! WHERE IS RUCKUS?

Forward-Looking Statements

This document includes forward-looking statements that reflect the current views of CommScope or the Company with respect to future events and financial performance, including the proposed acquisition by CommScope Holding Company, Inc. (“CommScope”) of ARRIS International plc (“ARRIS” or the “Company”). These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of the management of CommScope and/or the Company, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside of the control of CommScope and the Company, including, without limitation: failure to obtain applicable regulatory approvals in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed transactions; the risk that the Company will be required to pay the termination fee under the Bid Conduct Agreement; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; uncertainties as to the timing of the tansaction; the possibility that competing offers will be made; any statements of belief and any statements of assumptions underlying any of the foregoing; and other factors beyond the control of CommScope and/or the Company.

These and other factors are discussed in greater detail in the reports filed by CommScope and the Company with the U.S. Securities and Exchange Commission, including the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2018 and CommScope’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the period ended September 30, 2018. Although the information contained in this document represents the best judgment of CommScope and/or the Company as of the date of this document based on information currently available and reasonable assumptions, neither CommScope nor the Company can give any assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, the Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date made. Neither CommScope nor the Company is undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this report, except as otherwise may be required by law.

Important Additional Information Regarding the Transaction and Where to Find It

In connection with the proposed transaction, ARRIS will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of ARRIS. INVESTORS AND STOCKHOLDERS OF ARRIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, INCLUDING ARRIS’ PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Those documents, if and when filed, as well as ARRIS’ other public filings with the SEC may be obtained without charge at the SEC’s web site, http://www.sec.gov, or at ARRIS’ website at http://ir.arris.com. ARRIS’ stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to ARRIS Investor Relations, 3871 Lakefield Drive, Suwanee, GA 30024 or at http://ir.arris.com.

Participants in the Solicitation

ARRIS and its directors and certain of its executive officers, and CommScope and its directors and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from ARRIS’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of ARRIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 23, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 23, 2018. Information about the directors and executive officers of CommScope is set forth in the proxy statement for CommScope’s 2018 annual meeting of stockholders, which was filed with the SEC on March 20, 2018. Additional information regarding potential participants in the solicitation of proxies from ARRIS’ stockholders and a description of their direct and indirect interests, by security holdings or otherwise, will be included in ARRIS’ proxy statement when it is filed.